VALIC COMPANY I

Supplement to Prospectus dated October 1, 2002

In the section titled "Expense Summary," the "Example" is deleted in its entirety and replaced with the following;

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect sales charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year 3 Years 5 Years 10 Years

Asset Allocation $65 $205 $357 $ 798

Blue Chip Growth $117 $365 $633 $1,398

Capital Conservation $66 $208 $362 $ 810

Core Equity $86 $287 $506 $1,135

Government Securities $64 $202 $351 $ 786

Growth & Income $87 $276 $480 $1,071

Health Sciences $124 $387 $670 $1,477

Income & Growth $85 $286 $505 $1,134

International Equities $80 $249 $433 $ 966

International Government Bond $75 $233 $406 $ 906

International Growth $108 $395 $703 $1,578

Large Cap Growth $107 $355 $623 $1,389

Mid Cap Index $42 $132 $230 $ 518

Money Market I $61 $197 $344 $ 772

NASDAQ-100®Index $79 $246 $428 $ 954

Opportunities $191 $591 $1,016 $2,201

Science & Technology $102 $323 $561 $1,246

Small Cap $97 $326 $574 $1,284

Small Cap Index $49 $154 $269 $ 604

Social Awareness $62 $195 $340 $ 762

Stock Index $38 $119 $208 $ 468

Value $149 $462 $797 $1,746

The Example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

Dated: March 12, 2003

Master Version